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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
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                                    FORM 8-K
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                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 19, 2001



                                PARAGON TRADE BRANDS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                    1-11368                    91-1554663
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)



                             180 TECHNOLOGY PARKWAY
                            NORCROSS, GEORGIA  30092
                    (Address of Principal Executive Offices)

                                 (678) 969-5000
              (Registrant's telephone number, including area code)
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                                                      Exhibit Index is at Page 4

Item 5.  Other Events.


The registrant reports an offsetting change between two components of its consolidated statement of operations for the fiscal fourth quarter and year ended December 31, 2000, which was previously released on February 16, 2001.


The change was a result of a reallocation of income tax expense between continuing operations and discontinued operations. The change did not effect net income, earnings from continuing operations before interest, taxes, depreciation and amortization adjusted for non-recurring items (EBITDA), net cash provided by operating activities, or any balance sheet amounts as previously reported in the February 16, 2001 release.

     Earnings from continuing operations for the fiscal fourth quarter of 2000 was $8.1 million compared to $13.9 million as previously reported. Gain on operation/disposal of discontinued operations - net of tax for the fiscal fourth quarter of 2000 was $8.1 million compared to $2.3 million as previously reported.

     Earnings from continuing operations for the year ended December 31, 2000 was $7.6 million compared to $13.4 million as previously reported. Loss on operation/disposal of discontinued operations - net of tax for the year ended December 31, 2000 was $17.6 million compared to $23.3 million as previously reported.


Item 7.  Financial Statements and Exhibits.

    The following exhibits are filed as part of this Report:


EXHIBIT NO.                     DESCRIPTION
-----------                     -----------
   99.1        Paragon Trade Brands, Inc. and Subsidiaries
               -  Consolidated Statement of Operations
               -  Consolidated Balance Sheets
               -  Condensed Consolidated Statements of Cash Flows

   99.2        Press Release, dated February 16, 2001
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PARAGON TRADE BRANDS, INC.
                                         (Registrant)


Dated: March 19, 2001                By: /s/ DAVID C. NICHOLSON
                                        ------------------------------
                                        Name: David C. Nicholson
                                        Title: Chief Financial Officer

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                                 EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------

      99.1        Paragon Trade Brands, Inc. and Subsidiaries
                  -  Consolidated Statement of Operations
                  -  Consolidated Balance Sheets
                  -  Condensed Consolidated Statements of Cash Flows

      99.2        Press Release, dated February 16, 2001